Exhibit 99.1

INVESTOR PRESENTATION 1

SAFE HARBOR SAFE HARBOR STATEMENT This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. Sales and offers to sell Wayside Technology Group, Inc. securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable Securities and Exchange Commission (“SEC”) regulations, including the written prospectus requirements. This presentation is proprietary and is intended solely for the information of the persons to whom it is presented. It may not be retained, reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of Wayside Technology Group, Inc.. This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, in this release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the intent, belief or current expectations of the Company and members of our management team. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements, including those regarding guidance on future financial results; expectations concerning market opportunities and our ability to capitalize on them; and the amount and timing of the benefits expected from acquisitions, new products or services and other potential sources of additional revenue. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. These risks and uncertainties include, but are not limited to, those relating to: market acceptance of our products and services, relationships with customers and vendors, strategic partners and employees; difficulties in integrating acquired businesses; changes in economic or regulatory conditions or other trends affecting the Information technology industry; and other matters included in our SEC filings, including in our Annual Report on Form 10-K.. Actual results may differ materially from those contemplated by the forward-looking statements. We undertake no obligation to update our forward-looking statements to reflect future events or circumstances. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A presentation of and reconciliation to the most directly comparable GAAP financial measure, where such can be done without unreasonable effort, can be found in the appendix to this presentation or on our Web site at www.waysidetechnology.com/investor. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, we have not independently verified this statistical data. 2

OVERVIEW Who We Are Market Capitalization of $54M, 4.5 million diluted shares outstanding, no debt, approximate 5+% dividend yield IT Channel Company, distributing emerging enterprise technology products since 1982 2017 Adjusted gross billings of $449 million, Net sales $160.6 million, Net income $5.1 million Public Company since 1995 (NASDAQ-GM) (WSTG) Offices in U.S., Canada & Netherlands 150 Employees 3

MANAGEMENT TEAM Steve DeWindt, Interim CEO – 30+ years in software and technology distribution Michael Vesey, CFO – 25 years in communications and software Dale Foster, Executive VP – 30+ years in technology distribution, joined in 2017 from Promark/Ingram Micro Brian Gilbertson – VP GM Lifeboat – 30+ years experience in technology distribution including Arrow Electronics Charles Bass, VP Business Development – 30+ years in technology distribution, joined in 2017 from Promark/Ingram Micro Vito Legrottgalie, VP Chief Information Officer – 25+ years in technology distribution 4 Sales and Operations Wayside Technology Group

WHAT WE DO WE DISTRIBUTE TO THOUSANDS OF RESELLERS WE BUY FROM HUNDREDS OF VENDOR PARTNERS VARs System Integrators Government Education 5 Starting with our many years of experience, we leverage our: • Technological expertise • Logistical support • Credit facility and programs …to assist new emerging vendors in building their nationwide sales channel.

IT CHANNEL With 30 years in the marketplace, our reach into the reseller community is roughly on par with the mega players while providing “High Touch” service for emerging and highly technical products. 6 THOUSANDS OF SMALLER VARS, MSP & CLOUD INTEGRATORS SPECIALTY DISTRIBUTORS SYSTEM INTEGRATORS, SOLUTION PROVIDERS MAJOR VARS VOLUME DISTRIBUTORS

MARKET SEGMENT FOCUS Vendors Hyper Converged Infrastructure & Storage Network Management & Development Tools Security The vendors we represent operate in growth markets characterized by innovation and new products. 7

KEY CHANNEL PARTNERS Leveraging knowledgeable sales team and state of the art EDI infrastructure to provide superior service to our partners. 8

FINANCIALS Financial Information • Summary • Business Model • Recent Trend • Adjusted Gross Billings (non-GAAP) • Net Sales 9

$ Millions Except Per Share Data FINANCIAL SUMMARY Full Year 2017 First Half 2018 December 31, 2017 June 30, 2018 Cash $ 5.5 $ 10.4 Adjusted gross billings (non-GAAP) Nets sales $ $ 449.4 160.6 $ $ 241.6 84.5 Net Working Capital $ 29.9 $ 32.2 Non GAAP net income (excludes executive separation 2018) Debt $ - $ - $ 5.1 $ 2.5 Stockholders Equity $ 38.7 $ 38.9 Non-GAAP diluted EPS (excludes executive separation) Diluted shares outstanding (000's) 4,455 4,480 $ 1.13 $ 0.55 10 Unlevered Balance Sheet Consistent Profitability & Dividend

BUSINESS MODEL Historical Accounting Our business is characterized by low gross profit as a % of gross billings, high operating leverage and low capital investment requirements, resulting in mid teen return on invested capital. ASC 606 Adjusted gross billings/net sales $ 449.4 $ 160.6 Gross margin Gross margin % $ 27.1 6.0% $ 27.1 16.9% Net income Net income % $ 5.1 1.1% $ 5.1 3.2% Return on Equity Return on Invested Capital 13.4% 17.8% Return on invested capital is calculated as net income/(shareholders equity + debt - cash) 11 Full Year 2017

OPERATING RESULTS TREND Year ended December 31, Six months ended June 30, Top Line Growth Shift in product mix & competition impacts gross margins Consistently profitable 12 Adjusted gross billings (non-GAAP) Net Sales (ASC 606) Gross Margin Gross Margin % adjusted gross billings Gross Margin % net sales 2017 2016 2015 $ 449.4 $ 418.1 $ 382.1 $ 160.6 $ 164.6 $ 163.7 $ 27.1 $ 27.3 $ 26.6 6.0% 6.5% 7.0% 16.9% 16.6% 16.2% 2018 2017 $ 241.6 $ 215.8 $ 84.5 $ 77.1 $ 13.4 $ 13.3 5.5% 6.2% 15.9% 17.3% Net income $ 5.1 $ 5.9 $ 5.8 Net income excluding separation expenses, net of taxes (non-GAAP) $ 5.1 $ 5.9 $ 5.8 Diluted EPS $ 1.13 $ 1.25 $ 1.22 Diluted EPS excluding separation expenses, net of tax (non-GAAP) $ 1.13 $ 1.25 $ 1.22 $ 0.5 $ 2.6 $ 2.5 $ 2.6 $ 0.10 $ 0.57 $ 0.55 $ 0.57

(Non-GAAP) Trend ADJUSTED GROSS BILLINGS $449.4 $418.1 $382.1 • • Consistent growth Participating in growth markets of software subscription and security products Maintenance includes renewals on installed base of software vendors $241.6 $215.8 • 13

NET SALES GAAP ASC 606 Security Software and Maintenance and services recorded on a net basis under ASC 606 14

QUESTIONS? Thanks for your attention! Questions are welcome! 15

We use non-GAAP measures including Adjusted gross billings and Net income excluding separation expenses, net of taxes as supplemental measures of the performance of our business. Our use of these measures has limitations and you should not consider them in isolation or use them as substitutes for analysis of our financial results under US GAAP. The attached tables provide a reconciliation of each non-GAAP measure to the most nearly comparable measure under US GAAP. Adjustments to historical results upon retrospective adoption of ASC 606, Revenue from Contracts with Customers The Company adopted ASC 606, Revenue from Contracts with Customers effective January 1, 2018 using the full retrospective adoption method. Under the full retrospective adoption method, the Company presents revenue for current and comparative periods on an adjusted basis, reflecting the new accounting standard. The most significant impact of adopting the standard relates to the recognition of revenue for Software -security and highly interdependent with support and Third-party maintenance support and other services, net of the related cost of sales. Historically the Company has accounted for most sales on a gross basis. with third party costs included in cost of sales. Reconciliation of net sales to adjusted gross billings ($millions) Six months ended June 30, 2018 Six months ended June 30, 2017 Year ended June 30, 2017 Year ended June 30, 2016 Year ended June 30, 201S Adjusted gross billings Adjusted gross billings Adjusted gross billings Adjusted gross billings Adjusted gross billings Cost of sales Cost of sales Cost of sales Cost of sales Cost of sales Net Sales Net Sales Net Sales Net Sales Net Sales Hardware & Software product (0.0) $ (82.5) $ 75.9 95.4 $ 0.0 $ (90.5) 76.0 4.9 $ 68.9 87.7 $ 68.9 5.2 $ 143.9 184.7 $ $ 143.9 10.7 $ 148.9 173.7 $ 148.9 10.7 $ 148.4 156.5 $ $ 148.4 11.4 (145.2) (173.9) (163.0) Maintenance and service Software ·security & highly interdependent with support (114.9) (73.2) 70.3 (66.7) 3.6 59.2 (56.2) 3.0 120.8 5.9 95.4 (90.5) 4.9 77.1 3.9 Total (253.5) $ $ 241.6 $ (157.2) $ 84.5 $ 215.8 $ (138.7) $ 77.1 $ 449.4 $ (288.8) $ 160.6 $ 418.1 164.6 $ 382.1 $ (218.4) $ 163.7 We define adjusted gross billings as net sales in accordance with US GAAP, adjusted for the cost of sales related to Software -security and highly interdependent with support and Maintenance, support and other services. We provided a reconciliation of Adjusted gross billings to net sales, which is the most directly comparable US GAAP measure. We use Adjusted gross billings of product and services as a supplemental measure of our performance to gain insight into the volume of business generated by our business, and to analyze the changes to our accounts receivable and accounts payable. Our use of Adjusted gross billings of product and services as analytical tools has limitations, and you should not consider them in isolation or as substitutes for analysis of our financial results as reported under U.S. GAAP. In addition, other companies, including companies in our industry, might calculate Adjusted gross billings of product and services or similarly titled measures differently, which may reduce their usefulness as comparative measures. Net income (loss) reconciled to Net income excluding separation expenses, net of taxes (Non-GAAP) $ODD's: Six monLhs e-nded 480 2.446 2.592 Net income (loss) Separation expenses Income tax benefit related to separation expenses 2.488 2.592 Net income excluding separation expenses, net of taxes Diluted earnings (loss) per share reconciled to Diluted earnings per share excluding separation expenses, net of taxes (Non-GAAP): Six niOulh<i ended Jlll)e30. Jwe 30. Diluted earnings (loss) per share Separation expenses Income tax benefit related to separation expenses Diluted earnings per share excluding separation expenses, net of taxes 0.10 0.57 0.55 0.55 0.57